SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 30, 2003

Date of Report (Date of earliest event reported)

SERVICE BANCORP, INC.

(Exact name of registrant as specified in its charter)

0-23945

(Commission File Number)

Massachusetts	04-3430806
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

81 Main Street, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

1-800-339-4346

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits

(a	)	Financial Statements of Business Acquired.

Not applicable

(b	)	Pro Forma Financial Information.

Not applicable

(c	)	Exhibits.

99.1 Press Release dated July 30, 2003

ITEM 12.    Results of Operations and Financial Condition

On July 30, 2003 Service Bancorp, Inc. issued a press release announcing its earnings for the quarter and year ended June 30, 2003. A copy of that release is filed as Exhibit 99.1 to the report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE BANCORP, INC.

By:	/s/ DANA S. PHILBROOK
Dana S. Philbrook Chief Financial Officer

Dated: July 30, 2003

EXHIBIT INDEX

99.1	Press Release, dated July 30, 2003